UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-21423

                             The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend & Income Trust

Annual Report — December 31, 2018

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) total return of The Gabelli Dividend & Income Trust (the Fund) was (13.7)%, compared with a total return of (4.4)% for the Standard & Poor’s (S&P) 500 Index. The total return for the Fund’s publicly traded shares was (17.1)%. The Fund’s NAV per share was $20.51, while the price of the publicly traded shares closed at $18.30 on the New York Stock Exchange (NYSE). See page below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Comparative Results

Average Annual Returns through December 31, 2018 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (11/28/03)
Gabelli Dividend & Income Trust
NAV Total Return (b)	(13.75)%	3.28%	11.50%	6.93%
Investment Total Return (c)	(17.10)	3.41	13.41	6.64
S&P 500 Index	(4.38)	8.49	13.12	8.09
Dow Jones Industrial Average	(3.50)	9.65	13.11	8.61
Nasdaq Composite Index	(2.80)	11.05	16.85	9.56

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and adjustment for the spin-off and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)   Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions and adjustment for the spin-off. Since inception return is based on an initial offering price of $20.00.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2018:

The Gabelli Dividend & Income Trust

Financial Services	17.5%
Food and Beverage	13.7%
Health Care	9.7%
Energy and Utilities: Oil	5.4%
Telecommunications	4.4%
Retail	3.7%
Diversified Industrial	3.6%
Computer Software and Services	3.3%
Consumer Products	3.0%
Aerospace	2.7%
Business Services	2.6%
Automotive: Parts and Accessories	2.5%
Electronics	2.2%
Entertainment	2.2%
Machinery	2.1%
Specialty Chemicals	2.1%
Environmental Services	1.9%
Equipment and Supplies	1.5%
Energy and Utilities: Integrated	1.5%
Energy and Utilities: Natural Gas	1.5%
U.S. Government Obligations	1.4%
Cable and Satellite	1.4%
Broadcasting	1.2%

Energy and Utilities: Services	1.1%
Building and Construction	1.1%
Metals and Mining	0.9%
Transportation	0.9%
Automotive	0.6%
Real Estate	0.6%
Computer Hardware	0.5%
Consumer Services	0.5%
Communications Equipment	0.5%
Energy and Utilities: Electric	0.5%
Hotels and Gaming	0.5%
Energy and Utilities: Water	0.3%
Wireless Communications	0.3%
Energy and Utilities	0.2%
Closed-End Funds	0.1%
Paper and Forest Products	0.1%
Aviation: Parts and Services	0.1%
Semiconductors	0.1%
Publishing	0.0%*
Agriculture	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend & Income Trust

Schedule of Investments — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS — 98.0%
	Aerospace — 2.7%
255,000	Aerojet Rocketdyne Holdings Inc.†	$3,111,396	$8,983,650
34,000	Kaman Corp.	675,256	1,907,060
91,800	Rockwell Automation Inc.	3,748,405	13,814,064
1,425,000	Rolls-Royce Holdings plc†	10,745,438	15,075,329
65,550,000	Rolls-Royce Holdings plc, Cl. C†(a)	84,464	83,550
60,600	The Boeing Co.	4,938,722	19,543,500

		23,303,681	59,407,153

	Agriculture — 0.0%
2,000	Bunge Ltd.	128,286	106,880

	Automotive — 0.6%
80,000	Ford Motor Co.	1,062,955	612,000
35,000	General Motors Co.	1,258,594	1,170,750
274,000	Navistar International Corp.†	7,197,063	7,110,300
84,000	PACCAR Inc.	3,802,072	4,799,760

		13,320,684	13,692,810

	Automotive: Parts and Accessories — 2.5%
5,000	Allison Transmission Holdings Inc.	215,498	219,550
52,676	Aptiv plc	3,164,608	3,243,261
216,932	Dana Inc.	4,012,274	2,956,783
8,225	Delphi Technologies plc	290,097	117,782
25,311	Garrett Motion Inc.†	231,635	312,338
338,000	Genuine Parts Co.	21,501,383	32,454,760
7,000	Lear Corp.	920,864	860,020
33,700	O’Reilly Automotive Inc.†	5,973,412	11,603,921
50,000	Tenneco Inc., Cl. A	3,032,138	1,369,500
14,000	Visteon Corp.†	1,046,704	843,920

		40,388,613	53,981,835

	Aviation: Parts and Services — 0.1%
92,000	Arconic Inc.	1,951,196	1,551,120
7,918	United Technologies Corp.	979,219	843,109

		2,930,415	2,394,229

	Broadcasting — 1.2%
24,400	CBS Corp., Cl. A, Voting	1,345,044	1,069,940
900,000	Entercom Communications Corp., Cl. A	8,561,902	5,139,000
15,000	Liberty Broadband Corp., Cl. C†	925,261	1,080,450
61,763	Liberty Global plc, Cl. A†	982,056	1,318,022
328,570	Liberty Global plc, Cl. C†	7,291,014	6,781,685
12,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	293,384	441,600
50,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	1,583,199	1,849,000
101,000	MSG Networks Inc., Cl. A†	849,050	2,379,560

Shares		Cost	Market Value

144,158	Tribune Media Co., Cl. A	$5,374,048	$6,541,890

		27,204,958	26,601,147

	Building and Construction — 1.1%
9,333	Arcosa Inc.†	212,493	258,431
40,000	Armstrong Flooring Inc.†	708,861	473,600
70,000	Fortune Brands Home & Security Inc.	941,518	2,659,300
10,000	Gibraltar Industries Inc.†	322,943	355,900
244,050	Herc Holdings Inc.†	8,949,791	6,342,860
388,018	Johnson Controls International plc	13,219,316	11,504,734
10,800	Sika AG	1,384,793	1,369,091
6,000	United Rentals Inc.†	638,877	615,180

		26,378,592	23,579,096

	Business Services — 2.6%
11,700	Accenture plc, Cl. A	1,903,746	1,649,817
25,000	Aramark	645,416	724,250
50,000	Diebold Nixdorf Inc.	642,833	124,500
164,301	Fly Leasing Ltd., ADR†	2,226,052	1,735,019
6,000	Jardine Matheson Holdings Ltd.	367,864	417,480
44,000	JCDecaux SA	1,432,999	1,236,128
325,000	Macquarie Infrastructure Corp.	16,705,702	11,882,000
171,800	Mastercard Inc., Cl. A	8,440,117	32,410,070
2,700	S&P Global Inc.	542,852	458,838
7,700	Square Inc., Cl. A†	473,617	431,893
50,000	Stericycle Inc.†	3,244,063	1,834,500
17,000	The Brink’s Co.	423,403	1,099,050
29,600	Visa Inc., Cl. A	2,939,427	3,905,424

		39,988,091	57,908,969

	Cable and Satellite — 1.3%
54,000	AMC Networks Inc., Cl. A†	2,188,881	2,963,520
2,445	Charter Communications Inc., Cl. A†	347,387	696,752
15,000	Cogeco Inc.	296,908	639,906
254,000	Comcast Corp., Cl. A	7,852,143	8,648,700
199,000	DISH Network Corp., Cl. A†	6,296,699	4,969,030
55,000	EchoStar Corp., Cl. A†	1,474,088	2,019,600
9,507	Liberty Latin America Ltd., Cl. A†	165,069	137,661
22,116	Liberty Latin America Ltd., Cl. C†	568,678	322,230
151,000	Rogers Communications Inc., Cl. B	3,294,523	7,740,260
28,000	WideOpenWest Inc.†	375,831	199,640

		22,860,207	28,337,299

	Communications Equipment — 0.5%
330,000	Corning Inc.	4,042,401	9,969,300

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Computer Hardware — 0.5%
71,900	Apple Inc.	$11,259,795	$11,341,506

	Computer Software and Services — 3.3%
7,400	Adobe Inc.†	1,878,380	1,674,176
5,039	Alphabet Inc., Cl. A†	2,347,370	5,265,553
13,040	Alphabet Inc., Cl. C†	13,003,413	13,504,354
5,000	Amazon.com Inc.†	8,454,175	7,509,850
9,600	Autodesk Inc.†	1,328,235	1,234,656
32,000	Black Knight Inc.†	547,288	1,441,920
35,000	Blucora Inc.†	438,146	932,400
15,000	CyrusOne Inc., REIT	259,020	793,200
10,000	Donnelley Financial Solutions Inc.†	199,418	140,300
3,437	DXC Technology Co.	201,755	182,745
35,000	eBay Inc.†	782,634	982,450
15,800	Fiserv Inc.†	1,192,691	1,161,142
848,000	Hewlett Packard Enterprise Co.	11,518,812	11,202,080
155,000	Internap Corp.†	1,527,463	643,250
197,849	Microsoft Corp.	12,525,616	20,095,523
12,100	Palo Alto Networks Inc.†	2,495,948	2,279,035
1,718	Perspecta Inc.	31,016	29,584
8,400	salesforce.com Inc.†	1,134,668	1,150,548
12,700	ServiceNow Inc.†	2,352,020	2,261,235
9,400	Tableau Software Inc., Cl. A†	949,791	1,128,000

		63,167,859	73,612,001

	Consumer Products — 3.0%
6,200	adidas AG	1,456,489	1,295,707
150,000	Avon Products Inc.†	429,926	228,000
30,000	Church & Dwight Co. Inc.	1,199,580	1,972,800
60,000	Coty Inc., Cl. A	938,400	393,600
238,000	Edgewell Personal Care Co.†	17,781,659	8,889,300
65,000	Energizer Holdings Inc.	2,134,399	2,934,750
100,000	Hanesbrands Inc.	476,588	1,253,000
18,000	Kimberly-Clark Corp.	1,474,125	2,050,920
50,000	Newell Brands Inc.	1,330,598	929,500
18,000	Philip Morris International Inc.	1,125,875	1,201,680
7,000	Stanley Black & Decker Inc.	544,312	838,180
871,000	Swedish Match AB	12,507,935	34,307,550
94,700	The Procter & Gamble Co.	5,449,619	8,704,824

		46,849,505	64,999,811

	Consumer Services — 0.5%
51,000	Ashtead Group plc	902,614	1,064,125
13,100	Facebook Inc., Cl. A†	2,533,420	1,717,279
52,279	GCI Liberty Inc., Cl. A†	2,211,318	2,151,804
8,500	IAC/InterActiveCorp.†	1,350,485	1,555,840
853	Liberty Expedia Holdings Inc., Cl. A†	19,923	33,361

Shares		Cost	Market Value

91,000	Qurate Retail Inc.†	$1,623,015	$1,776,320
50,000	ServiceMaster Global Holdings Inc.†	1,335,344	1,837,000

		9,976,119	10,135,729

	Diversified Industrial — 3.6%
92,000	Bouygues SA	3,213,947	3,303,521
4,000	Crane Co.	303,120	288,720
39,700	Eaton Corp. plc	1,928,809	2,725,802
7,000	EnPro Industries Inc.	510,148	420,700
605,000	General Electric Co.	10,056,572	4,579,850
200,000	Griffon Corp.	3,935,385	2,090,000
316,826	Honeywell International Inc.	24,096,435	41,859,051
56,000	ITT Inc.	1,056,566	2,703,120
10,000	Jardine Strategic Holdings Ltd.	341,284	367,100
15,000	nVent Electric plc	199,094	336,900
6,800	Packaging Corp. of America	757,853	567,528
20,000	Pentair plc	530,274	755,600
2,000	Roper Technologies Inc.	539,054	533,040
4,000	Sulzer AG	394,160	317,632
18,000	Terex Corp.	721,607	496,260
355,000	Textron Inc.	8,340,613	16,326,450
315,000	Toray Industries Inc.	2,373,663	2,218,694
10,000	Trinity Industries Inc.	210,226	205,900

		59,508,810	80,095,868

	Electronics — 2.2%
13,000	Emerson Electric Co.	774,560	776,750
153,400	Intel Corp.	4,430,425	7,199,062
73,021	Resideo Technologies Inc.†	1,209,889	1,500,582
403,000	Sony Corp., ADR	8,213,241	19,456,840
53,000	TE Connectivity Ltd.	1,702,237	4,008,390
78,500	Texas Instruments Inc.	2,352,969	7,418,250
37,700	Thermo Fisher Scientific Inc.	6,522,274	8,436,883

		25,205,595	48,796,757

	Energy and Utilities: Electric — 0.5%
11,000	ALLETE Inc.	360,106	838,420
10,000	American Electric Power Co. Inc.	359,450	747,400
10,000	Edison International	366,166	567,700
17,000	El Paso Electric Co.	589,006	852,210
70,000	Electric Power Development Co. Ltd.	1,833,684	1,664,340
28,971	Evergy Inc.	591,176	1,644,684
12,000	Pinnacle West Capital Corp.	468,584	1,022,400
60,000	The AES Corp.	617,140	867,600
25,000	WEC Energy Group Inc.	1,051,041	1,731,500

		6,236,353	9,936,254

	Energy and Utilities: Integrated — 1.5%
33,000	Avangrid Inc.	1,409,332	1,652,970

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Integrated (Continued)
26,000	Chubu Electric Power Co. Inc.	$448,302	$370,649
100,000	Edison SpA†(a)	220,882	57,459
20,000	Endesa SA	506,664	461,279
230,000	Enel SpA	1,051,884	1,329,209
17,000	Eversource Energy	306,582	1,105,680
34,000	Hawaiian Electric Industries Inc.	794,771	1,245,080
410,000	Hera SpA	822,663	1,250,496
10,000	Hokkaido Electric Power Co. Inc.	107,280	69,340
24,000	Hokuriku Electric Power Co.†	386,941	209,990
45,000	Iberdrola SA, ADR	952,490	1,443,825
127,000	Korea Electric Power Corp., ADR	1,758,452	1,873,250
40,000	Kyushu Electric Power Co. Inc.	614,508	477,715
29,000	MGE Energy Inc.	621,355	1,738,840
64,300	NextEra Energy Inc.	6,110,259	11,176,626
29,000	NextEra Energy Partners LP	1,233,337	1,248,450
49,000	NiSource Inc.	397,054	1,242,150
57,500	OGE Energy Corp.	685,360	2,253,425
12,000	Ormat Technologies Inc.	180,000	627,600
30,000	Public Service Enterprise Group Inc.	906,080	1,561,500
58,000	Shikoku Electric Power Co. Inc.	1,066,813	702,742
50,000	The Chugoku Electric Power Co. Inc.	851,464	651,430
20,000	The Kansai Electric Power Co. Inc.	278,704	301,081
45,000	Tohoku Electric Power Co. Inc.	663,612	595,320

		22,374,789	33,646,106

	Energy and Utilities: Natural Gas — 1.5%
20,000	CNX Resources Corp.†	206,086	228,400
90,000	Kinder Morgan Inc.	2,645,415	1,384,200
362,000	National Fuel Gas Co.	12,302,313	18,527,160
36,666	National Grid plc	574,588	357,145
24,750	National Grid plc, ADR	1,223,561	1,187,505
14,000	ONEOK Inc.	660,051	755,300
63,000	Sempra Energy	1,937,267	6,815,970
30,000	South Jersey Industries Inc.	476,644	834,000
44,000	Southwest Gas Holdings Inc.	1,159,950	3,366,000

		21,185,875	33,455,680

	Energy and Utilities: Oil — 5.4%
91,403	Anadarko Petroleum Corp.	5,334,725	4,007,108
35,000	Apache Corp.	2,373,065	918,750
87,000	BP plc, ADR	2,820,938	3,299,040
35,000	Chesapeake Energy Corp.†	426,982	73,500

Shares		Cost	Market Value

143,222	Chevron Corp.	$11,584,568	$15,581,121
180,772	ConocoPhillips	9,504,690	11,271,134
95,000	Devon Energy Corp.	5,095,861	2,141,300
130,000	Eni SpA, ADR	4,789,601	4,095,000
495,000	Equinor ASA, ADR	8,248,862	10,479,150
85,000	Exxon Mobil Corp.	6,765,479	5,796,150
22,700	Hess Corp.	1,341,390	919,350
25,600	KLX Energy Services Holdings Inc.†	728,064	600,320
210,000	Marathon Oil Corp.	4,986,868	3,011,400
260,000	Marathon Petroleum Corp.	6,333,587	15,342,600
10,000	Murphy Oil Corp.	357,981	233,900
183,900	Occidental Petroleum Corp.	9,270,382	11,287,782
200	PetroChina Co. Ltd., ADR	12,118	12,310
20,000	Petroleo Brasileiro SA, ADR	266,014	260,200
128,000	Phillips 66	10,180,010	11,027,200
200,000	Repsol SA, ADR	4,155,562	3,206,000
194,800	Royal Dutch Shell plc, Cl. A, ADR	9,882,980	11,350,996
89,000	TOTAL SA, ADR	4,153,920	4,644,020

		108,613,647	119,558,331

	Energy and Utilities: Services — 1.1%
47,000	ABB Ltd., ADR	511,806	893,470
285,000	Baker Hughes, a GE Company	12,705,043	6,127,500
44,000	Diamond Offshore Drilling Inc.†	1,550,996	415,360
365,145	Halliburton Co.	14,516,402	9,705,554
49,000	Oceaneering International Inc.†	1,198,537	592,900
173,545	Schlumberger Ltd.	9,098,624	6,261,504
200,000	Weatherford International plc†	896,625	111,800

		40,478,033	24,108,088

	Energy and Utilities: Water — 0.3%
12,000	American States Water Co.	150,968	804,480
17,500	American Water Works Co. Inc.	430,104	1,588,475
39,500	Aqua America Inc.	550,691	1,350,505
50,000	Mueller Water Products Inc., Cl. A	567,098	455,000
38,000	Severn Trent plc	977,803	879,334
29,000	SJW Group	514,093	1,612,980
8,000	The York Water Co.	104,289	256,480
6,000	United Utilities Group plc, ADR	168,600	112,110

		3,463,646	7,059,364

	Entertainment — 2.2%
149,000	Discovery Inc., Cl. C†	3,608,482	3,438,920
12,000	Liberty Media Corp.- Liberty Braves, Cl. A†	302,997	299,280

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Entertainment (Continued)
8,981	Liberty Media Corp.- Liberty Braves, Cl. C†	$137,575	$223,537
16,730	Netflix Inc.†	5,481,221	4,477,952
16,000	Take-Two Interactive Software Inc.†	157,375	1,647,040
35,133	The Madison Square Garden Co., Cl. A†	2,494,434	9,405,104
17,200	The Walt Disney Co.	1,777,777	1,885,980
164,653	Twenty-First Century Fox Inc., Cl. A	5,290,173	7,923,102
246,317	Twenty-First Century Fox Inc., Cl. B	6,988,038	11,769,026
17,000	Viacom Inc., Cl. A	675,548	472,770
54,000	Viacom Inc., Cl. B	1,593,168	1,387,800
175,000	Vivendi SA	4,514,248	4,266,777
300,000	Wow Unlimited Media Inc.†(b)	345,198	263,698

		33,366,234	47,460,986

	Environmental Services — 1.9%
200,000	Republic Services Inc.	7,059,724	14,418,000
23,000	Veolia Environnement SA	275,698	473,155
99,222	Waste Connections Inc.	3,205,232	7,367,234
216,600	Waste Management Inc.	8,555,145	19,275,234

		19,095,799	41,533,623

	Equipment and Supplies — 1.5%
92,000	CIRCOR International Inc.†	2,307,769	1,959,600
12,300	Danaher Corp.	1,247,969	1,268,376
146,000	Flowserve Corp.	6,260,625	5,550,920
164,000	Graco Inc.	3,145,928	6,863,400
160,000	Mueller Industries Inc.	3,483,363	3,737,600
598,000	RPC Inc.	2,837,635	5,902,260
130,000	Sealed Air Corp.	3,131,382	4,529,200
36,000	Tenaris SA, ADR	1,352,875	767,520
94,000	The Timken Co.	3,525,103	3,508,080

		27,292,649	34,086,956

	Financial Services — 17.5%
8,000	Alleghany Corp.	2,949,449	4,986,560
446,308	American Express Co.	32,277,987	42,542,079
365,452	American International Group Inc.	22,102,049	14,402,463
370,200	Bank of America Corp.	5,890,499	9,121,728
16,000	Berkshire Hathaway Inc., Cl. B†	2,124,271	3,266,880
17,800	BlackRock Inc.	2,708,055	6,992,196
19,500	Brookfield Asset Management Inc., Cl. A	132,340	747,825
30,000	Cannae Holdings Inc.†	182,958	513,600
95,339	Citigroup Inc.	4,699,644	4,963,348

Shares		Cost	Market Value

75,000	Cohen & Steers Inc.	$2,990,737	$2,574,000
27,000	Cullen/Frost Bankers Inc.	2,008,114	2,374,380
4,000	EXOR NV	214,791	216,593
90,000	Fidelity National Financial Inc.	984,604	2,829,600
165,000	Graf Industrial Corp.†	1,650,000	1,650,000
280,000	H&R Block Inc.	6,576,828	7,103,600
35,000	Health Insurance Innovations Inc., Cl. A†	1,084,158	935,550
37,000	HSBC Holdings plc, ADR	2,070,772	1,521,070
44,498	Interactive Brokers Group Inc., Cl. A	1,686,385	2,431,816
170,000	Invesco Ltd.	3,951,101	2,845,800
480,917	JPMorgan Chase & Co.	26,564,655	46,947,118
80,000	KeyCorp.	1,098,840	1,182,400
30,000	Kinnevik AB, Cl. B	663,872	723,348
80,000	KKR & Co. Inc., Cl. A	1,793,842	1,570,400
464,226	Legg Mason Inc.	14,405,252	11,842,405
42,000	M&T Bank Corp.	2,747,488	6,011,460
189,452	Morgan Stanley	3,682,946	7,511,772
72,000	National Australia Bank Ltd., ADR	854,233	612,000
168,000	Navient Corp.	1,230,216	1,480,080
160,000	New York Community Bancorp Inc.	2,660,046	1,505,600
96,000	Northern Trust Corp.	4,354,024	8,024,640
316,062	Oaktree Specialty Lending Corp.	2,058,517	1,336,942
198,689	PayPal Holdings Inc.†	10,295,138	16,707,758
75,000	Resona Holdings Inc.	362,810	361,776
100,000	Schultze Special Purpose Acquisition Corp.†	1,000,000	997,500
190,000	SLM Corp.†	901,225	1,578,900
238,000	State Street Corp.	12,794,972	15,010,660
209,000	T. Rowe Price Group Inc.	13,844,682	19,294,880
808,900	The Bank of New York Mellon Corp.	25,561,692	38,074,923
45,000	The Blackstone Group LP	1,654,822	1,341,450
2,000	The Goldman Sachs Group Inc.	312,050	334,100
145,000	The Hartford Financial Services Group Inc.	4,825,673	6,445,250
233,000	The PNC Financial Services Group Inc.	15,359,850	27,240,030
99,700	The Travelers Companies Inc.	6,928,233	11,939,075
39,271	U.S. Bancorp	1,394,893	1,794,685
49,000	W. R. Berkley Corp.	1,935,937	3,621,590
550,000	Waddell & Reed Financial Inc., Cl. A	10,188,445	9,944,000
601,000	Wells Fargo & Co.	20,892,249	27,694,080
6,000	Willis Towers Watson plc	477,521	911,160

		287,128,865	384,059,070

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage — 13.7%
12,000	Ajinomoto Co. Inc.	$205,201	$214,260
17,500	Brown-Forman Corp., Cl. B	576,367	832,650
80,300	Campbell Soup Co.	2,742,658	2,649,097
1,000,000	China Mengniu Dairy Co. Ltd.	1,245,706	3,116,021
66,000	Chr. Hansen Holding A/S	2,705,045	5,839,883
471,000	Conagra Brands Inc.	14,404,848	10,060,560
21,700	Constellation Brands Inc., Cl. A	515,259	3,489,794
184,000	Danone SA	9,054,717	12,967,426
3,850,000	Davide Campari-Milano SpA	11,061,775	32,576,278
80,000	Diageo plc, ADR	9,680,592	11,344,000
70,954	Flowers Foods Inc.	1,053,433	1,310,520
1,200	Fomento Economico Mexicano SAB de CV, ADR	106,668	103,260
351,900	General Mills Inc.	16,757,657	13,702,986
18,000	Heineken Holding NV	747,987	1,520,984
275,000	ITO EN Ltd.	6,032,373	12,356,872
86,600	Kellogg Co.	6,142,302	4,937,066
168,000	Keurig Dr Pepper Inc.	1,981,594	4,307,520
350,000	Kikkoman Corp.	4,145,218	18,872,314
190,000	Lamb Weston Holdings Inc.	6,917,205	13,976,400
90,000	Maple Leaf Foods Inc.	1,657,403	1,801,714
3,000	McCormick & Co. Inc., Cl. V	290,905	416,430
90,000	Molson Coors Brewing Co., Cl. B	5,616,364	5,054,400
801,294	Mondelēz International Inc., Cl. A	23,467,025	32,075,799
30,000	Morinaga Milk Industry Co. Ltd.	588,860	843,027
2,000	National Beverage Corp.	163,804	143,540
22,000	Nestlé SA.	1,644,475	1,786,143
35,000	Nestlé SA, ADR	2,563,158	2,833,600
160,000	Nissin Foods Holdings Co. Ltd.	5,465,019	10,072,533
660,550	Parmalat SpA	1,703,971	2,156,954
339,450	Parmalat SpA, GDR(b)(c)	981,615	1,105,928
163,000	PepsiCo Inc.	11,523,940	18,008,240
62,000	Pernod Ricard SA	5,311,274	10,179,539
34,000	Post Holdings Inc.†	2,532,421	3,030,420
25,000	Remy Cointreau SA	1,396,049	2,834,301
18,000	Suntory Beverage & Food Ltd.	573,702	814,561
457,000	The Coca-Cola Co.	14,473,963	21,638,950
27,000	The Hain Celestial Group Inc.†	625,509	428,220
7,000	The J.M. Smucker Co.	690,177	654,430
260,200	The Kraft Heinz Co.	14,332,128	11,199,008
25,000	Unilever plc, ADR	800,393	1,306,250
265,000	Yakult Honsha Co. Ltd.	6,535,309	18,665,207

		199,014,069	301,227,085

Shares		Cost	Market Value

	Health Care — 9.6%
199,700	Abbott Laboratories	$6,978,765	$14,444,301
40,000	Akorn Inc.†	315,893	135,600
17,500	Alexion Pharmaceuticals Inc.†	2,053,144	1,703,800
57,300	Allergan plc	11,915,717	7,658,718
62,000	AmerisourceBergen Corp.	4,134,815	4,612,800
12,500	Anthem Inc.	1,549,140	3,282,875
15,000	athenahealth Inc.†	2,198,814	1,978,950
55,000	Baxter International Inc.	2,392,443	3,620,100
18,900	Becton, Dickinson and Co.	3,550,432	4,258,548
735,000	BioScrip Inc.†	2,305,334	2,623,950
36,000	Bristol-Myers Squibb Co.	2,200,844	1,871,280
35,866	Cardiovascular Systems Inc.†	1,023,628	1,021,822
10,000	Charles River Laboratories International Inc.†	1,038,800	1,131,800
5,000	Chemed Corp.	323,859	1,416,400
20,953	Cigna Corp.	3,862,492	3,979,394
45,000	DaVita Inc.†	2,884,258	2,315,700
10,000	Edwards Lifesciences Corp.†	1,549,960	1,531,700
83,000	Eli Lilly & Co.	3,417,324	9,604,760
240,000	Evolent Health Inc., Cl. A†	4,232,698	4,788,000
40,000	Gerresheimer AG	2,664,055	2,623,770
58,543	Gilead Sciences Inc.	4,806,640	3,661,865
25,000	HCA Healthcare Inc.	1,383,777	3,111,250
25,000	Henry Schein Inc.†	1,417,250	1,963,000
4,300	Humana Inc.	1,251,638	1,231,864
8,400	Illumina Inc.†	2,599,514	2,519,412
7,000	Incyte Corp.†	673,408	445,130
20,000	Integer Holdings Corp.†	420,600	1,525,200
3,300	Intuitive Surgical Inc.†	1,617,071	1,580,436
108,100	Johnson & Johnson	10,238,032	13,950,305
27,500	Laboratory Corp. of America Holdings†	3,544,799	3,474,900
15,000	Ligand Pharmaceuticals Inc.†	1,983,634	2,035,500
20,000	McKesson Corp.	3,193,060	2,209,400
40,000	Medtronic plc	3,023,885	3,638,400
239,679	Merck & Co. Inc.	10,406,496	18,313,872
50,000	Mylan NV†	2,900,000	1,370,000
65,022	NeoGenomics Inc.†	488,812	819,927
50,000	Nevro Corp.†	2,976,330	1,944,500
45,000	Orthofix Medical Inc.†	1,458,930	2,362,050
250,000	Osiris Therapeutics Inc.†	2,346,082	3,375,000
90,000	Owens & Minor Inc.	1,876,375	569,700
169,000	Patterson Cos. Inc.	5,335,318	3,322,540
35,000	Perrigo Co. plc	2,126,678	1,356,250
50,000	PetIQ Inc.†	1,602,191	1,173,500
540,224	Pfizer Inc.	11,567,420	23,580,778
25,000	Shire plc, ADR	3,811,824	4,351,000
21,800	Stryker Corp.	2,475,600	3,417,150
25,000	Teladoc Health Inc.†	1,150,750	1,239,250
11,600	The Cooper Companies Inc.	1,419,419	2,952,200
34,000	UnitedHealth Group Inc.	5,000,680	8,470,080

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
43,000	Zimmer Biomet Holdings Inc.	$4,341,287	$4,459,960
152,702	Zoetis Inc.	5,669,630	13,062,129

		163,699,545	212,090,816

	Hotels and Gaming — 0.5%
19,000	Accor SA	654,124	807,858
95,000	Boyd Gaming Corp.	520,622	1,974,100
23,034	GVC Holdings plc	298,449	197,881
47,000	Las Vegas Sands Corp.	2,181,515	2,446,350
400,000	Mandarin Oriental International Ltd.	680,880	816,000
34,000	MGM Resorts International	1,058,394	824,840
35,000	Ryman Hospitality Properties Inc., REIT	1,924,030	2,334,150
7,000	Wyndham Destinations Inc.	238,201	250,880
6,000	Wyndham Hotels & Resorts Inc.	229,308	272,220

		7,785,523	9,924,279

	Machinery — 2.1%
18,000	Astec Industries Inc.	647,758	543,420
170,000	CNH Industrial NV, Borsa Italiana	1,339,904	1,528,615
1,193,500	CNH Industrial NV, New York	9,274,692	10,992,135
88,000	Deere & Co.	5,479,960	13,126,960
4,000	Oshkosh Corp.	301,134	245,240
297,000	Xylem Inc.	11,452,990	19,815,840

		28,496,438	46,252,210

	Metals and Mining — 0.9%
65,000	Agnico Eagle Mines Ltd.	2,061,450	2,626,000
29,563	Alliance Resource Partners LP	222,154	512,622
172,588	Barrick Gold Corp.	3,346,410	2,336,842
8,000	BHP Group Ltd., ADR	217,549	386,320
36,000	Franco-Nevada Corp.	1,500,629	2,524,377
145,000	Freeport-McMoRan Inc.	1,820,069	1,494,950
285,332	Newmont Mining Corp.	11,417,134	9,886,754
88,004	TimkenSteel Corp.†	1,169,040	769,155

		21,754,435	20,537,020

	Paper and Forest Products — 0.1%
64,000	International Paper Co.	2,918,317	2,583,040

	Publishing — 0.0%
600	Graham Holdings Co., Cl. B	296,058	384,348
50,000	News Corp., Cl. B	791,442	577,500

		1,087,500	961,848

	Real Estate — 0.6%
20,000	American Tower Corp., REIT	3,074,585	3,163,800
52,600	Crown Castle International Corp., REIT	2,848,561	5,713,938

Shares		Cost	Market Value

4,500	Equinix Inc., REIT	$1,793,564	$1,586,520
10,000	QTS Realty Trust Inc., Cl. A, REIT	212,226	370,500
18,000	Uniti Group Inc., REIT	287,405	280,260
55,000	Weyerhaeuser Co., REIT	1,841,156	1,202,300

		10,057,497	12,317,318

	Retail — 3.7%
95,000	AutoNation Inc.†	4,717,464	3,391,500
1,900	AutoZone Inc.†	1,280,665	1,592,846
2,300	Costco Wholesale Corp.	453,619	468,533
237,000	CVS Health Corp.	15,792,127	15,528,240
144,000	Hertz Global Holdings Inc.†	2,816,425	1,965,600
125,000	Ingles Markets Inc., Cl. A	2,022,167	3,402,500
90,000	Lowe’s Companies Inc.	2,027,654	8,312,400
8,000	Lululemon Athletica Inc.†	1,085,820	972,880
70,000	Macy’s Inc.	1,317,937	2,084,600
6,000	MSC Industrial Direct Co. Inc., Cl. A	430,132	461,520
38,000	Murphy USA Inc.†	1,514,712	2,912,320
27,400	Nike Inc., Cl. B	2,116,760	2,031,436
8,000	Rush Enterprises Inc., Cl. A	351,838	275,840
25,000	Rush Enterprises Inc., Cl. B	599,173	890,000
257,200	Sally Beauty Holdings Inc.†	3,845,754	4,385,260
110,000	Seven & i Holdings Co. Ltd.	3,335,405	4,800,237
67,517	Starbucks Corp.	3,778,861	4,348,095
40,200	The Home Depot Inc.	3,080,048	6,907,164
20,200	The TJX Companies Inc.	1,073,968	903,748
7,500	Ulta Beauty Inc.†	2,055,184	1,836,300
160,200	Walgreens Boots Alliance Inc.	6,805,991	10,946,466
20,000	Walmart Inc.	970,066	1,863,000

		61,471,770	80,280,485

	Semiconductors — 0.1%
10,600	NVIDIA Corp.	2,841,999	1,415,100
3,000	NXP Semiconductors NV	240,443	219,840
7,500	Xilinx Inc.	627,880	638,775

		3,710,322	2,273,715

	Specialty Chemicals — 2.1%
35,000	Air Products & Chemicals Inc.	3,307,890	5,601,750
60,000	Ashland Global Holdings Inc.	2,434,452	4,257,600
2,000	Axalta Coating Systems Ltd.†	46,965	46,840
319,700	DowDuPont Inc.	15,639,307	17,097,556
445,000	Ferro Corp.†	5,114,101	6,977,600
16,500	GCP Applied Technologies Inc.†	541,155	405,075
35,000	International Flavors & Fragrances Inc.	4,330,609	4,699,450
5,000	Linde plc	808,700	780,200
85,000	Olin Corp.	1,556,104	1,709,350
5,000	Sensient Technologies Corp.	337,382	279,250
9,000	The Chemours Co.	58,593	253,980

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
192,359	Valvoline Inc.	$2,575,777	$3,722,147

		36,751,035	45,830,798

	Telecommunications — 4.3%
308,220	AT&T Inc.	9,260,408	8,796,599
207,000	BCE Inc.	5,515,213	8,182,710
495,000	Deutsche Telekom AG, ADR	8,414,160	8,405,100
56,000	Harris Corp.	4,952,691	7,540,400
195,000	Hellenic Telecommunications Organization SA, ADR	1,323,723	1,049,100
75,000	Loral Space & Communications Inc.†	3,158,177	2,793,750
50,000	Orange SA, ADR	1,066,612	809,500
50,000	Pharol SGPS SA†	14,182	9,349
39,000	Proximus SA	1,195,261	1,055,443
50,084	Telefonica SA, ADR	718,792	423,711
295,000	Telekom Austria AG	1,968,837	2,244,297
23,000	Telenet Group Holding NV	1,046,305	1,069,902
150,000	Telephone & Data Systems Inc.	4,429,792	4,881,000
110,000	Telstra Corp. Ltd., ADR	2,014,389	1,093,400
135,000	TELUS Corp.	1,405,698	4,473,900
40,000	T-Mobile US Inc.†	2,310,516	2,544,400
150,000	VEON Ltd., ADR	548,352	351,000
635,086	Verizon Communications Inc.	27,910,354	35,704,535
120,000	Vodafone Group plc, ADR	4,097,394	2,313,600

		81,350,856	93,741,696

	Transportation — 0.9%
35,000	Fortress Transportation & Infrastructure Investors LLC	545,251	501,900
239,000	GATX Corp.	7,386,429	16,923,590
16,500	Kansas City Southern	277,030	1,574,925

		8,208,710	19,000,415

	Wireless Communications — 0.3%
130,000	United States Cellular Corp.†	5,740,722	6,756,100

	TOTAL COMMON STOCKS	1,617,796,240	2,153,641,673

	CLOSED-END FUNDS — 0.1%
50,000	Altaba Inc.†	1,756,739	2,897,000

	CONVERTIBLE PREFERRED STOCKS — 0.3%
	Energy and Utilities — 0.2%
126,000	El Paso Energy Capital Trust I, 4.750%	4,555,360	5,260,500

Shares		Cost	Market Value

	Telecommunications — 0.1%
51,000	Cincinnati Bell Inc., 6.750%, Ser. B	$1,735,338	$1,444,830

	TOTAL CONVERTIBLE PREFERRED STOCKS	6,290,698	6,705,330

	PREFERRED STOCKS — 0.1%
	Consumer Services — 0.0%
2,000	GCI Liberty Inc., 7.000%, Ser. A, 01/15/67	36,491	48,460

	Health Care — 0.1%
133,681	The Phoenix Companies Inc., 7.450%, 01/15/32	2,857,139	2,105,476

	TOTAL PREFERRED STOCKS	2,893,630	2,153,936

	RIGHTS — 0.0%
	Hotels and Gaming — 0.0%
150,000	Ladbrokes plc, CVR†(a)	0	0

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.1%
	Cable and Satellite — 0.1%
$1,700,000	DISH Network Corp. 3.375%, 08/15/26	1,700,000	1,377,027

	CORPORATE BONDS — 0.0%
	Equipment and Supplies — 0.0%
50,000	Mueller Industries Inc., 6.000%, 03/01/27	50,000	46,750

	U.S. GOVERNMENT OBLIGATIONS — 1.4%
31,734,000	U.S. Treasury Bills, 2.269% to 2.378%††, 01/17/19 to 03/28/19	31,629,013	31,628,883

TOTAL INVESTMENTS — 100.0%		$1,662,116,320	2,198,450,599

Other Assets and Liabilities (Net)			(1,385,819)

PREFERRED STOCK (8,331,087 preferred shares outstanding)			(505,979,175)

NET ASSETS — COMMON STOCK (82,432,426 common shares outstanding)			$1,691,085,605

NET ASSET VALUE PER COMMON SHARE ($1,691,085,605 ÷ 82,432,426 shares outstanding)			$20.51

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2018

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of Rule 144A securities amounted to $1,369,626 or 0.06% of total investments.

(c)

At December 31, 2018, the Fund held a restricted and illiquid security amounting to $1,105,928 or 0.05% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Dates	Acquisition Cost	12/31/18 Carrying Value Per Share

339,450	Parmalat SpA, GDR	12/02/03-12/11/03	$ 981,615	$3.2580
†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

CVR	Contingent Value Right

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

Geographic Diversification	% of Total Investments	Market Value

Long Positions
North America	83.5%	$1,836,770,183
Europe	11.8	258,904,144
Japan	4.3	93,718,931
Asia/Pacific	0.4	8,693,881
Latin America	0.0 *	363,460

Total Investments	100.0%	$2,198,450,599

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value (cost $1,662,116,320)	$2,198,450,599
Cash	3,323
Deposit at brokers	122
Dividends and interest receivable	3,500,921
Deferred offering expense	117,992
Prepaid expenses	14,850

Total Assets	2,202,087,807

Liabilities:
Distributions payable	358,451
Payable for investment advisory fees	1,565,233
Payable for payroll expenses	95,047
Payable for accounting fees	7,500
Payable for auction agent fees (a)	2,644,548
Other accrued expenses	352,248

Total Liabilities.	5,023,027

Cumulative Preferred Shares each at $0.001 par value:
Series A (5.875%, $25 liquidation value, 3,200,000 shares authorized with 3,048,019 shares issued and outstanding)	76,200,475
Series B (Auction Market, $25,000 liquidation value, 4,000 shares authorized with 3,600 shares issued and outstanding)	90,000,000
Series C (Auction Market, $25,000 liquidation value, 4,800 shares authorized with 4,320 shares issued and outstanding)	108,000,000
Series D (6.000%, $25 liquidation value, 2,600,000 shares authorized with 1,271,148 shares issued and outstanding)	31,778,700
Series E (Auction Rate, $25,000 liquidation value, 5,400 shares authorized with 4,000 shares issued and outstanding)	100,000,000
Series G (5.250%, $25 liquidation value, 4,000,000 shares authorized with 4,000,000 shares issued and outstanding)	100,000,000

Total Preferred Shares	505,979,175

Net Assets Attributable to Common Shareholders	$1,691,085,605

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,169,563,635
Total distributable earnings(b)	521,521,970

Net Assets	$1,691,085,605

Net Asset Value per Common Share at $0.001 par value:

($1,691,085,605 ÷ 82,432,426 shares outstanding; unlimited number of shares authorized)	$20.51

(a)	This amount represents auction agent fees accrued for earlier fiscal periods, and not for the period covered by this report.
(b)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $1,243,587)	$59,141,834
Interest	734,304

Total Income	59,876,138

Expenses:
Investment advisory fees	25,296,619
Shareholder communications expenses	424,528
Custodian fees	316,387
Trustees’ fees	268,548
Payroll expenses	263,920
Shelf registration expense	69,824
Shareholder services fees	66,240
Accounting fees	45,000
Legal and audit fees	34,833
Interest expense	241
Auction agent fees	(196,061)
Miscellaneous expenses	338,911

Total Expenses	26,928,990

Less:
Advisory fee reduction (See Note 3)	(4,385,259)
Expenses paid indirectly by broker (See Note 3)	(14,068)

Total Credits and Reductions	(4,399,327)

Net Expenses	22,529,663

Net Investment Income	37,346,475

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	97,547,220
Net realized loss on foreign currency transactions	(54,273)

Net realized gain on investments and foreign currency transactions	97,492,947

Net change in unrealized appreciation/depreciation:
on investments	(379,826,669)
on foreign currency translations	(4,511)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(379,831,180)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(282,338,233)

Net Decrease in Net Assets Resulting from Operations	(244,991,758)

Total Distributions to Preferred Shareholders	(24,982,635)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(269,974,393)

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statements of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$37,346,475	$26,555,452
Net realized gain on investments, securities sold short, and foreign currency transactions	97,492,947	100,297,972
Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	(379,831,180)	236,425,188

Net Increase/(Decrease) in Net Assets Resulting from Operations	(244,991,758)	363,278,612

Distributions to Preferred Shareholders(a)	(24,982,635)	(23,011,441	)*

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(269,974,393)	340,267,171

Distributions to Common Shareholders:
Accumulated earnings	(107,123,557)	(102,749,888	)**
Return of capital	(1,687,245)	(6,060,914)

Total Distributions to Common Shareholders(a)	(108,810,802)	(108,810,802)

Fund Share Transactions:
Adjustment to offering costs for preferred shares	—	9,373

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(378,785,195)	231,465,742
Net Assets Attributable to Common Shareholders:
Beginning of year	2,069,870,800	1,838,405,058

End of year	$1,691,085,605	$2,069,870,800

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*	For the year ended December 31, 2017, the distributions to Preferred shareholders from net investment income and net realized gain were $5,209,062 and $17,802,379, respectively.
**	For the year ended December 31, 2017, the distributions to Common shareholders from net investment income and net realized gain were $23,259,325 and $79,490,563, respectively.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2018		2017		2016		2015		2014
Operating Performance:
Net asset value, beginning of year	$25.11		$22.30		$21.07		$23.57		$24.18

Net investment income	0.45		0.32		0.36		0.30		0.41
Net realized and unrealized gain/(loss) on investments, securities sold short, and foreign currency transactions	(3.43)		4.09		2.45		(1.39)		1.54

Total from investment operations	(2.98)		4.41		2.81		(1.09)		1.95

Distributions to Preferred Shareholders: (a)
Net investment income	(0.08)		(0.06)		(0.05)		(0.06)		(0.03)
Net realized gain	(0.22)		(0.22)		(0.17)		(0.12)		(0.15)

Total distributions to preferred shareholders	(0.30)		(0.28)		(0.22)		(0.18)		(0.18)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(3.28)		4.13		2.59		(1.27)		1.77

Distributions to Common Shareholders:
Net investment income	(0.37)		(0.28)		(0.31)		(0.31)		(0.39)
Net realized gain	(0.93)		(0.97)		(1.01)		(0.65)		(1.97)
Return of capital	(0.02)		(0.07)		—		(0.28)		(0.02)

Total distributions to common shareholders	(1.32)		(1.32)		(1.32)		(1.24)		(2.38)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	—		—		0.00	(b)	0.01		—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		0.00	(b)	(0.04)		—		—

Total from Fund share transactions	—		0.00	(b)	(0.04)		0.01		—

Net Asset Value Attributable to Common Shareholders, End of Year	$20.51		$25.11		$22.30		$21.07		$23.57

NAV total return †	(13.75)%		19.14%		12.70%		(5.59)%		7.48%

Market value, end of year	$18.30		$23.41		$20.04		$18.46		$21.66

Investment total return ††	(17.10)%		24.11%		16.47%		(9.32)%		8.82%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$2,197,065		$2,629,129		$2,397,663		$2,198,198		$2,410,290
Net assets attributable to common shares, end of year (in 000’s)	$1,691,086		$2,069,871		$1,838,405		$1,738,940		$1,951,032
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.87%		1.38%		1.69%		1.60%		1.71%
Ratio of operating expenses to average net assets attributable to common shares before fees waived(c)	1.35	%(d)	1.38	%(d)	1.39	%(d)	1.33	%(d)	1.36%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (e)	1.13	%(d)	1.38	%(d)	1.39	%(d)	1.09	%(d)	1.36%
Portfolio turnover rate	10.8%		13.3%		15.6%		8.1%		18.4%

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Cumulative Preferred Shares:
5.875% Series A Preferred
Liquidation value, end of year (in 000’s)	$76,201	$76,201	$76,201	$76,201	$76,201
Total shares outstanding (in 000’s)	3,048	3,048	3,048	3,048	3,048
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (f)	$25.66	$26.31	$26.32	$25.63	$25.26
Asset coverage per share(g)	$108.56	$117.53	$107.18	$119.66	$131.21
Series B Auction Market Preferred
Liquidation value, end of year (in 000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (h)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(g)	$108,555	$117,528	$107,181	$119,660	$131,206
Series C Auction Market Preferred
Liquidation value, end of year (in 000’s)	$108,000	$108,000	$108,000	$108,000	$108,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (h)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(g)	$108,555	$117,528	$107,181	$119,660	$131,206
6.000% Series D Preferred
Liquidation value, end of year (in 000’s)	$31,779	$63,557	$63,557	$63,557	$63,557
Total shares outstanding (in 000’s)	1,271	2,542	2,542	2,542	2,542
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (f)	$25.83	$26.57	$26.58	$25.70	$25.53
Asset coverage per share(g)	$108.56	$117.53	$107.18	$119.66	$131.21
Series E Auction Rate Preferred
Liquidation value, end of year (in 000’s)	$100,000	$121,500	$121,500	$121,500	$121,500
Total shares outstanding (in 000’s)	4	5	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (h)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(g)	$108,555	$117,528	$107,181	$119,660	$131,206
5.250% Series G Preferred
Liquidation value, end of year (in 000’s)	$100,000	$100,000	$100,000	—	—
Total shares outstanding (in 000’s)	4,000	4,000	4,000	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	—	—
Average market value (f)	$24.83	$25.29	$25.20	—	—
Asset coverage per share(g)	$108.56	$117.53	$107.18
Asset Coverage (i)	434%	470%	429%	479%	525%

†	Based on net asset value per share and reinvestment of distributions at net asset value on the ex-dividend date.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the years ended December 31, 2018, and 2017, 2016, 2015, and 2014 would have been 1.06%, 1.07%, 1.07%, 1.07%, and 1.10%, respectively.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(e)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 would have been 0.89%, 1.07%, 1.07%, 0.88%, and 1.10%, respectively.

(f)	Based on weekly prices.
(g)	Asset coverage per share is calculated by combining all series of preferred shares.
(h)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(i)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Dividend & Income Trust (the Fund) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on November 28, 2003.

The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets Attributable to Common Shareholders. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets Attributable to Common Shareholders. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets Attributable to Common Shareholders presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$59,323,603	—	$83,550	$59,407,153
Energy and Utilities: Integrated	33,588,647	—	57,459	33,646,106
Financial Services	381,411,570	$2,647,500	—	384,059,070
Food and Beverage	300,121,157	1,105,928	—	301,227,085
Other Industries (a)	1,375,302,259	—	—	1,375,302,259
Total Common Stocks	2,149,747,236	3,753,428	141,009	2,153,641,673
Closed-End Funds	2,897,000	—	—	2,897,000
Convertible Preferred Stocks (a)	6,705,330	—	—	6,705,330
Preferred Stocks (a)	48,460	2,105,476	—	2,153,936
Rights (a)	—	—	0	0
Convertible Corporate Bonds (a)	—	1,377,027	—	1,377,027
Corporate Bonds (a)	—	46,750	—	46,750
U.S. Government Obligations	—	31,628,883	—	31,628,883
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,159,398,026	$38,911,564	$141,009	$2,198,450,599

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2018, the Fund did not have transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2018, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For restricted securities the Fund held as of December 31, 2018, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and reversal of prior year real estate investment trust capital gain. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2018, reclassifications were made to increase paid-in capital by $50,530, with an offsetting adjustment to total distributable earnings.

Under the Fund’s current common share distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Distribution, subject to the maximum federal income tax rate and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.875% Series A Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.000% Series D Preferred Shares, Series E Auction Rate Preferred Shares, and 5.250% Series G Preferred Shares (Preferred Shares) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term gain)	$30,323,004	$7,071,727	$23,259,325	$5,209,062
Net long term capital gains	76,800,553	17,910,908	79,490,563	17,802,379
Return of capital	1,687,245	—	6,060,914	—

Total distributions paid	$108,810,802	$24,982,635	$108,810,802	$23,011,441

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$521,885,840
Qualified late year loss deferral*	(5,419)
Other temporary differences**	(358,451)

Total	$521,521,970

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2018, the Fund elected to defer $5,419 of late year ordinary losses.

**	Other temporary differences were primarily due to current year dividends payable.

At December 31, 2018, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to the deferral of losses from wash sales for tax purposes.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,676,562,057	$687,701,539	$(165,812,997)	$521,888,542

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalty. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series A, Series B, Series C, Series D, and Series E Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of each particular series of the Preferred Shares for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2018, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate or corresponding swap rate on each of the outstanding Preferred Shares. Thus, advisory fees with respect to the liquidation value of the Preferred Shares were reduced by $4,385,259. Advisory fees were accrued on Series G.

During the year ended December 31, 2018, the Fund paid $112,002 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $14,068.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2018, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2018 the Fund accrued $263,920 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $269,872,936, and $385,689,926, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2018 and 2017, the Fund did not repurchase any common shares.

As of December 31, 2018, the Fund has $400 million available for issuing additional common or preferred shares or notes under the current shelf registration.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A, Series B, Series C, Series D, Series E, and Series G Preferred Shares at redemption prices of $25, $25,000, $25,000, $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series B, Series C, and Series E Preferred Shares, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B, Series C, and Series E Preferred Shares subject to bid orders by potential holders

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

has been less than the number of shares of Series B, Series C, and Series E Preferred Shares subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series B, Series C, and Series E Preferred Shares for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series B, Series C, and Series E Preferred Shares is 150, 150, and 250, respectively, basis points greater than the seven day ICE LIBOR rate on the date of such auction. Existing Series B, Series C, and Series E Preferred shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. During the year ended December 31, 2018, the Fund redeemed and retired 860 shares of its outstanding Series E Auction Rate Preferred Shares at the liquidation value of $21,500,000. There were no redemptions of Series B, and Series C Preferred Shares during the year ended December 31, 2018.

The Fund may redeem in whole or in part the 5.875% Series A and 6.000% Series D Preferred Shares at the redemption price at any time. Commencing July 1, 2021 and at any time thereafter, the Fund, at its option, may redeem the 5.250% Series G Cumulative Preferred Shares in whole or in part at the redemption price. The Board has authorized the repurchase of Series A, Series D, and Series G Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2018, the Fund redeemed and retired 1,271,148 shares of the 6.000% Series D Preferred Stock at the liquidation value of $31,778,700 plus accrued and unpaid dividends. During the years ended December 31, 2018 and 2017, the Fund did not repurchase any Series A or Series G Preferred Shares.

The Fund has the authority to purchase its auction rate and auction market preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate or auction market preferred shares, and the timing and amount of any auction rate or auction market preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The following table summarizes Cumulative Preferred Share information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/18	Net Proceeds	2018 Dividend Rate Range	Dividend Rate at 12/31/18	Accrued Dividend at 12/31/18

A 5.875%	October 12, 2004	3,200,000	3,048,019	$77,280,971	Fixed Rate	5.875%	$62,177
B Auction Market	October 12, 2004	4,000	3,600	98,858,617	2.964% to 3.919%	3.919%	67,643
C Auction Market	October 12, 2004	4,800	4,320	118,630,341	2.965% to 3.920%	3.920%	46,396
D 6.000%	November 3, 2005	2,600,000	1,271,148	62,617,239	Fixed Rate	6.000%	26,482
E Auction Rate	November 3, 2005	5,400	4,000	133,379,387	3.965% to 6.047%	6.047%	82,836
G 5.250%	July 1, 2016	4,000,000	4,000,000	96,634,565	Fixed Rate	5.250%	72,917

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Dividend & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Dividend & Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Dividend & Income Trust (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2019

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Dividend & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 76	Since 2003*	35	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

Edward T. Tokar Trustee Age: 71	Since 2003***	2	Private investor; Senior Managing Director of Beacon Trust Company (trust services) (2004-2016); Chief Executive Officer of Allied Capital Management LLC (1977- 2004); Vice President of Honeywell International Inc. (1977-2004)	Trustee of William & Mary Business School Foundation; Director of CH Energy Group (energy services) (2009-2013); Director, Teton Advisors, Inc. (financial services) (2008-2010)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita[6] Trustee Age: 83	Since 2003**	20	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[6] Trustee Age: 80	Since 2003***	26	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr.[7] Trustee Age: 79	Since 2003**	14	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Michael J. Melarkey Trustee Age: 69	Since 2003*	25	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura[7] Trustee Age: 50	Since 2018*	37	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Salvatore M. Salibello Trustee Age: 73	Since 2003***	8	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Nine West, Inc. (consumer products) (2002-2014)

Anthonie C. van Ekris[7] Trustee Age: 84	Since 2003**	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Susan V. Watson Trustee Age: 66	Since 2017*	1	Executive Search Associate with Spencer Stuart (2010-2016); President of Investor Relations Association (1998-2000)	—

Salvatore J. Zizza Trustee Age: 73	Since 2003**	32	President of Zizza & Associates Corp. (private holding company); Chairman of BAM (semiconductor and aerospace manufacturing); President of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Dividend & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

The Gabelli Dividend & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

Carter W. Austin Vice President and Ombudsman Age: 52	Since 2003	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

Laurissa M. Martire Vice President and Ombudsman Age: 42	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2016) and Assistant Vice President (2003-2016) of GAMCO Investors, Inc.

David I. Schachter Vice President Age: 65	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2015) of GAMCO Investors, Inc. and Vice President (1999- 2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mr. Tokar is considered an “interested person” because of his son’s employment by an affiliate of the investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.
[7]

Mr. Fahrenkopf’s daughter, Lesle. F. Foley, serves as a director of other funds in the Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, and Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2018

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income(a)	Long Term Capital Gains	Return of Capital(b)	Total Amount Paid Per Share(c)	Dividend Reinvestment Price
Common Shares
01/24/18	01/17/18	$0.03070	$0.07760	$0.00170	$0.11000	$ 24.92380
02/21/18	02/13/18	0.03070	0.07760	0.00170	0.11000	22.98870
03/22/18	03/15/18	0.03070	0.07760	0.00170	0.11000	22.11930
04/23/18	04/16/18	0.03070	0.07760	0.00170	0.11000	22.27880
05/23/18	05/16/18	0.03070	0.07760	0.00170	0.11000	22.63090
06/22/18	06/15/18	0.03070	0.07760	0.00170	0.11000	22.79510
07/24/18	07/17/18	0.03070	0.07760	0.00170	0.11000	23.70760
08/24/18	08/17/18	0.03070	0.07760	0.00170	0.11000	24.19330
09/21/18	09/14/18	0.03070	0.07760	0.00170	0.11000	24.13650
10/24/18	10/17/18	0.03070	0.07760	0.00170	0.11000	20.95680
11/23/18	11/15/18	0.03070	0.07760	0.00170	0.11000	20.65210
12/14/18	12/07/18	0.03070	0.07760	0.00170	0.11000	19.04340

		$0.36840	$0.93120	$0.02040	$1.32000
5.875% Series A Cumulative Preferred Shares
03/26/18	03/19/18	$0.1039631	$0.2632244	—	$0.3671875
06/26/18	06/19/18	0.1039631	0.2632244	—	0.3671875
09/26/18	09/19/18	0.1039631	0.2632244	—	0.3671875
12/26/18	12/18/18	0.1039631	0.2632244	—	0.3671875

		$0.4158524	$1.0528976	—	$1.4687500
6.000% Series D Cumulative Preferred Shares
03/26/18	03/19/18	$0.10618	$0.26882	—	$0.37500
06/26/18	06/19/18	0.10618	0.26882	—	0.37500
09/26/18	09/19/18	0.10618	0.26882	—	0.37500
12/26/18	12/18/18	0.10618	0.26882	—	0.37500

		$0.42472	$1.07528	—	$1.50000
5.250% Series G Cumulative Preferred Shares
03/26/18	03/19/18	$0.0929032	$0.2352218	—	$0.3281250
06/26/18	06/19/18	0.0929032	0.2352218	—	0.3281250
09/26/18	09/19/18	0.0929032	0.2352218	—	0.3281250
12/26/18	12/18/18	0.0929032	0.2352218	—	0.3281250

		$0.3716128	$0.9408872	—	$1.3125000

Series B and C Auction Market Cumulative and Series E Auction Rate Cumulative Preferred Shares

Auction Market and Auction Rate Preferred Shares pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Series B, Series C, or Series E Auction Preferred Shares were $8,973,443 for the year ended December 31, 2018.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2018 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2018 were $94,711,461.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2018, the Fund paid to common, 5.875% Series A, 6.000% Series D, and 5.250% Series G Cumulative Preferred shareholders ordinary income dividends of $0.36840, $0.41585, $0.42472, and $0.37161 per share, respectively. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $247.46, $242.70, and $341.12 per share, respectively. For the year ended December 31, 2018, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations and 100% of the ordinary income distribution was deemed qualified dividend income, and 1.23% of the ordinary income distribution was deemed qualified interest income. The percentage of U.S. Treasury securities held as of December 31, 2018 was 1.44%.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2018

Historical Distribution Summary

	Investment Income(a)	Short Term Capital Gains(a)	Long Term Capital Gains	Return of Capital(b)	Total Distributions(c)	Adjustment to Cost Basis(d)
Common Shares
2018	$ 0.36840	—	$ 0.93120	$0.02040	$ 1.32000	$0.02040
2017	0.28190	—	0.96370	0.07440	1.32000	0.07440
2016	0.30600	$0.00840	1.00560	—	1.32000	—
2015	0.30852	0.02780	0.62160	0.28208	1.24000	0.28208
2014(e)	0.38937	0.06471	1.90232	0.02360	2.38000	0.02360
2013	0.31020	0.00550	0.71430	—	1.03000	—
2012	0.37632	0.30588	—	0.27780	0.96000	0.27780
2011	0.26832	0.13452	—	0.49716	0.90000	0.49716
2010	0.16120	—	—	0.59880	0.76000	0.59880
2009	0.20460	—	—	0.78540	0.99000	0.78540
5.875% Series A Cumulative Preferred Shares
2018	$0.4158524	—	$1.0528976	—	$1.4687500	—
2017	0.33224	—	1.13651	—	1.46875	—
2016	0.34045	$0.00930	1.11900	—	1.46875	—
2015	0.47310	0.04264	0.95301	—	1.46875	—
2014	0.24271	0.04031	1.18573	—	1.46875	—
2013	0.44235	0.00795	1.01845	—	1.46875	—
2012	0.81025	0.65850	—	—	1.46875	—
2011	0.97821	0.49054	—	—	1.46875	—
2010	1.46875	—	—	—	1.46875	—
2009	1.46875	—	—	—	1.46875	—
6.000% Series D Cumulative Preferred Shares
2018	$ 0.42472	—	$ 1.07528	—	$ 1.50000	—
2017	0.33930	—	1.16070	—	1.50000	—
2016	0.34768	$0.00952	1.14280	—	1.50000	—
2015	0.48316	0.04356	0.97328	—	1.50000	—
2014	0.24788	0.04116	1.21096	—	1.50000	—
2013	0.45176	0.00812	1.04012	—	1.50000	—
2012	0.82760	0.67240	—	—	1.50000	—
2011	0.99920	0.50080	—	—	1.50000	—
2010	1.50000	—	—	—	1.50000	—
2009	1.50000	—	—	—	1.50000	—
5.250% Series G Cumulative Preferred Shares
2018	$0.3716128	—	$0.9408872	—	$1.3125000	—
2017	0.29689	—	1.01561	—	1.31250	—
2016	0.14789	$0.00404	0.48609	—	0.63802	—

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2018

Historical Distribution Summary

	Investment Income(a)	Short Term Capital Gains(a)	Long Term Capital Gains	Return of Capital(b)	Total Distributions(c)
Auction Market/Rate Cumulative
Preferred Shares
2018 Class B Shares	$247.46148	—	$626.54852	—	$ 874.01000
2018 Class C Shares	242.70483	—	614.50517	—	857.21000
2018 Class E Shares	341.12203	—	863.68797	—	1,204.81000
2017 Class B Shares	146.74851	—	499.55149	—	646.30000
2017 Class C Shares	147.18673	—	501.04327	—	648.23000
2017 Class E Shares	204.25358	—	695.30642	—	899.56000
2016 Class B Shares	113.64000	$ 3.11000	373.52000	—	490.27000
2016 Class C Shares	113.83000	3.11000	374.13000	—	491.07000
2016 Class E Shares	172.25000	4.71000	566.16000	—	743.12000
2015 Class B Shares	135.24823	12.19058	272.44119	—	419.88000
2015 Class C Shares	135.44794	12.20858	272.84348	—	420.50000
2015 Class E Shares	216.66839	19.52938	436.45223	—	672.65000
2014 Class B Shares	67.75947	11.25488	331.03565	—	410.05000
2014 Class C Shares	69.08641	11.47528	337.51831	—	418.08000
2014 Class E Shares	109.54380	18.19527	535.17093	—	662.91000
2013 Class B Shares	125.97838	2.26456	290.04706	—	418.29000
2013 Class C Shares	126.00248	2.26499	290.10253	—	418.37000
2013 Class E Shares	206.03966	3.70373	474.37661	—	684.12000
2012 Class B Shares	221.40190	179.93810	—	—	401.34000
2012 Class C Shares	216.87831	176.26169	—	—	393.14000
2012 Class E Shares	299.97988	243.80012	—	—	543.78000
2011 Class B Shares	243.86841	122.29159	—	—	366.16000
2011 Class C Shares	243.76851	122.24149	—	—	366.01000
2011 Class E Shares	285.90068	143.36932	—	—	429.27000
2010 Class B Shares	381.65000	—	—	—	381.65000
2010 Class C Shares	381.65000	—	—	—	381.65000
2010 Class E Shares	444.84000	—	—	—	444.84000
2009 Class B Shares	388.12000	—	—	—	388.12000
2009 Class C Shares	388.02000	—	—	—	388.02000
2009 Class E Shares	451.10000	—	—	—	451.10000

(a) Taxable as ordinary income for Federal tax purposes.

(b) Non-taxable.

(c) Total amounts may differ due to rounding.

(d) Decrease in cost basis.

(e) Includes the spin-off of the Gabelli Global Small and Mid Cap Value Trust (GGZ). On June 23, 2014, the Fund distributed shares of GGZ valued at $12.00 per share. Common shareholders of GDV received one share of GGZ for every ten shares owned of GDV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

During the six months ended December 31, 2018, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the Independent Board Members) who are not interested persons of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund over one, three, five, and ten year periods (as of September 30, 2018) against a peer group of thirteen other comparable funds prepared by the Adviser (the Adviser Peer Group) and against a larger peer group of 27 closed-end funds constituting the Fund’s Lipper category (Objective Equity Funds) (the Lipper Peer Group). The Independent Board Members noted that the Fund’s performance was in the third quartile for the one, three and five year periods and the second quartile for the ten year period for the Adviser Peer Group, and in the second quartile for the one, three and five year periods and the second quartile for the ten year period for the Lipper Peer Group.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser. The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and accordingly unlikely to achieve growth of the type that might lead to economies of scale that the shareholders would not participate in.

Sharing of Economies Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and the Lipper Peer Group. The Independent Board Members noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund was larger than average within each peer group and that its expense ratios were either roughly average or above average within each peer group. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not attach significance to, information comparing the management fee with the fee for other types of accounts managed by an affiliate of the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Dividend & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the Plan). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (Computershare) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Dividend & Income Trust

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (NYSE) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI DIVIDEND & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Dividend & Income Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Brian was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Brian graduated cum laude from Harvard University with a BA in Government and received an MBA in Finance and Economics from Columbia Business School.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI DIVIDEND & INCOME TRUST
One Corporate Center
Rye, NY 10580-1422
t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore M. Salibello

Senior Partner,

Bright Side Consulting

Edward T. Tokar

Former Chief Executive Officer of Allied Capital Management, LLC, &

Vice President of Honeywell International, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Susan V. Watson

Former President,

Investor Relations Association

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary &

Vice President

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GDV Q4/2018

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore M. Salibello is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $49,012 for 2017 and $49,012 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,750 for 2017 and $4,750 for 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $7,500 for 2018. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Salvatore M. Salibello, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: November 14, 2018

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: November 14, 2018

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: November 14, 2018

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: November 14, 2018

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*          Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*           Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: November 14, 2018

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*          Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: November 14, 2018

*          Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)   The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: November 14, 2018

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*            Historical responsiveness to shareholders

                  This may include such areas as:

                               -Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*           Qualifications

*            Nominating committee in place

*            Number of outside directors on the board

*            Attendance at meetings

*            Overall performance

Revised: November 14, 2018

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*	Amount of stock currently authorized but not yet issued or reserved for stock option plans

*	Amount of additional stock to be authorized and its dilutive effect

Revised: November 14, 2018

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: November 14, 2018

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: November 14, 2018

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*          State of Incorporation

*          Management history of responsiveness to shareholders

*          Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*          Dilution of voting power or earnings per share by more than 10%.

*          Kind of stock to be awarded, to whom, when and how much.

*          Method of payment.

*          Amount of stock already authorized but not yet issued under existing stock plans.

Revised: November 14, 2018

*          The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: November 14, 2018

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, Mr. Robert D. Leininger, CFA, Mr. Kevin V. Dreyer, Mr. Jeffrey J. Jonas, CFA, Mr. Christopher J. Marangi, serve as Portfolio Managers of The Gabelli Dividend & Income Trust.

PORTFOLIO MANAGEMENT

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a Portfolio Manager of Gabelli Funds, LLC, a Senior Vice President and the Food, Household and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health &Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Brian was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Brian graduated cum laude from Harvard University with a B.A. in Government and received an M.B.A in Finance and Economics from Columbia Business School.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and also serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2018. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	24	$17.1 billion	5	$2.8 billion
	Other Pooled Investment Vehicles:	11	$983.1 million	8	$806.8 million
	Other Accounts:	1,214	$8.4 billion	1	$194.8 million

Robert D. Leininger	Registered Investment Companies:	3	$1.8 billion	1	$1.7 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	192	$275.3 million	0	$0

Kevin V. Dreyer	Registered Investment Companies:	6	$4.3 billion	1	$1.7 billion
	Other Pooled Investment Vehicles:	1	$29.7 million	0	$0
	Other Accounts:	353	$1.7 billion	0	$0

Jeffrey J. Jonas, CFA	Registered Investment Companies:	3	$2.6 billion	0	$0

	Other Pooled Investment Vehicles:	1	$5.4 million	1	$5.4 million
	Other Accounts:	9	$50.8 million	0	$0

Christopher J. Marangi	Registered Investment Companies:	7	$4.7 billion	2	$2.0 billion
	Other Pooled Investment Vehicles:	1	$29.7 million	0	$0
	Other Accounts:	357	$1.6 billion	0	$0

Sarah Donnelly	Registered Investment Companies:	3	$1.1 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$12.4 million	0	$0

Brian C. Sponheimer	Registered Investment Companies:	1	$1.0 million	0	$0
	Other Pooled Investment Vehicles:	1	$2.6 million	1	$2.6 million
	Other Accounts:	8	$1.1 million	0	$0

Regina M. Pitaro	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	30	$73.2 million	0	$0

Howard F. Ward	Registered

Investment Companies:	2	$679.1 million	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	19	$137.1 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Six closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may also enter into and has entered into agreements to defer or waive his compensation.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Robert D Leininger, Kevin V. Dreyer, Jeffrey J. Jonas, Christopher J. Marangi, Sarah Donnelly Brian Sponheimer, Regina Pitaro, and Howard F. Ward each owned over $1 million, $100,001-$500,000, $10,001-$50,000, $50,001-$100,000, $1-$10,000, $0, $0, $0, and $0, respectively, of shares of the Trust as of December 31, 2018.

(b)    Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2018 through 07/31/2018	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A – 3,048,019 Preferred Series D – 1,271,148 Preferred Series G – 4,000,000
Month #2 08/01/2018 through 08/31/2018	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A – 3,048,019 Preferred Series D – 1,271,148 Preferred Series G – 4,000,000
Month #3 09/01/2018	Common – N/A	Common – N/A	Common – N/A	Common – 82,432,426

through 09/30/2018	Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Preferred Series A – 3,048,019 Preferred Series D – 1,271,148 Preferred Series G – 4,000,000
Month #4 10/01/2018 through 10/31/2018	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A – 3,048,019 Preferred Series D – 1,271,148 Preferred Series G – 4,000,000
Month #5 11/01/2018 through 11/30/2018	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A – 3,048,019 Preferred Series D – 1,271,148 Preferred Series G – 4,000,000
Month #6 12/01/2018 through 12/31/2018	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A – 3,048,019 Preferred Series D – 1,271,148 Preferred Series G – 4,000,000
Total	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the

Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred Series A, Series D, and Series G shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation values of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)    Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                 The Gabelli Dividend  & Income Trust

By (Signature and Title)*      /s/ Bruce N. Alpert

                                                Bruce N. Alpert, Principal Executive Officer

Date    3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Bruce N. Alpert

                                                Bruce N. Alpert, Principal Executive Officer

Date    3/7/19

By (Signature and Title)*      /s/ John C. Ball

                                                John C. Ball, Principal Financial Officer and Treasurer

Date    3/7/19

* Print the name and title of each signing officer under his or her signature.